Exhibit 10.73


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                                                                  Execution copy

                       SPARTA PHARMACEUTICALS, INC.
                            P.O. Box 13288
                      Research Triangle Park, NC 27709

                                                 March 15, 1996

         William M. Sullivan
         3308 Landor Road
         Raleigh, NC 27609

         Dear Mr. Sullivan:

             This letter sets forth the terms of an amendment (the "Amendment") to the agreement dated as of January 28, 1991 between you and Sparta Pharmaceuticals, Inc. (the "Company") relating to the terms of your employment by the Company, as such agreement has been amended by letter agreements dated as of March 2, 1993, and December 16, 1994 (the "Employment Agreement").

             The effective date of this Amendment will be March 15, 1996 (the "Effective Date"), the date on which your resignation as President and Chief Executive Officer becomes effective, provided however nothing herein is intended to affect adversely rights which may have accrued to you under the terms of the Employment Agreement for service prior to the Effective Date, including but not limited to compensation and equity compensation to which you may be entitled under the terms of the Employment Agreement, the 1991 Stock Plan of the Company and stock option agreements executed pursuant to such Agreement and such Plan.

             Subject to the foregoing, the Employment Agreement is hereby amended in its entirety to read as set forth below. You are sometimes referred to in this Agreement as the "Executive".

             1.     Employment. The Company hereby agrees to  continue to employ
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         you, and you  hereby agree to continue  to be employed, as  Chairman of the Board of Directors of the Company. While serving as Chairman of the Board of Directors of the Company, you will have such responsibilities, duties and authority as are prescribed by the By-laws of the Company and as may from time to time be assigned to you by the Board of Directors (the "Board") that are customary for, and consistent with your status as, the Chairman of the Board of Directors, including, without limitation, presiding at meetings of the stockholders and Board and assisting management of the Company in preparing therefor, and, as reasonably requested by management, assisting in presentations to the financial community and partnering discussions. You shall have such other duties as you and the Company may from time to time agree. You will be an officer of the Company and report only to the Board. It is anticipated that you will devote an average of approximately one day per week to performance of services hereunder, although you shall not be required to devote any specific minimum amount of time each week to the discharge of your duties.
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             You  shall  not  be  required  to perform  any  legal  services  in connection with your duties hereunder. In the event the Company wishes to retain you to perform legal services and you are willing to do so, such services shall be on such terms and conditions, and subject to such additional compensation, as you and the Company may from time to time agree, including, without limitation, fees for professional services and expenses and the cost of professional liability insurance which you may reasonable incur in connection therewith.

             2.    Work  for Others. The Company recognizes and  agrees that you
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         may perform services  for other persons or entities,  provided that you do not deem such services to be a conflict of interest or a breach of your fiduciary duty to the Company, and provided further that nothing contained in this Paragraph 2 shall be deemed to prevent or limit your right to serve as Chairman of the Board, Director of, consultant to, or in any other capacity with, The Immune Response Corporation, Procyte Corporation, BioVentures, Inc. and Research Corporation Technologies and conduct such activities and engage in such duties in connection with such responsibilities as you may deem necessary or desirable in connection therewith.

             3.      Term. (a) Your  retention hereunder  shall commence  on the
                     ----
         Effective Date, and will continue until the second anniversary thereof, subject to extension in accordance with the provisions of the following paragraph, unless terminated earlier in accordance with the terms hereof (the "Employment Term").

             (b) Notwithstanding the foregoing, on each anniversary of the Effective Date commencing with the second anniversary of such date, your employment hereunder shall be automatically extended for one (1) year unless either you or the Company shall have given written notice to the other of a desire that such automatic extension not occur, which notice was given no later than thirty (30) days prior to the relevant anniversary of the Effective Date.

             4.     Principal Location. The principal location at which you will
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         perform your duties  will be your residence or  any temporary residence at which you may be located from time to time.

             5.      Compensation. (a) In consideration  for your services under
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         this  Agreement,  you will  be  paid at  the  annual rate  of $120,000, payable semi-monthly in arrears, subject to increase from time to time by action of the Board in accordance with your performance and the Company's performance (the "Annual Base Salary").

               6.   Bonuses. You will be entitled to such bonuses as are
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         determined from time to time by the Board in accordance with your performance and the Company's performance.

             7. Expenses. The Company will reimburse you for travel, entertainment and other business expenses reasonably incurred by you in connection with the business of the Company and its Affiliates (as defined below) to the extent and in a manner consistent with then Company policy and appropriate to someone in a position of your stature.

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             8.     Equity Compensation. (a) In connection with  your employment
                    -------------------
         by the Company, the Company agrees to grant you an option (the "Option") under its 1991 Stock Plan to purchase all or any part of an aggregate of 75,000 shares of Common Stock, $.001 par value ("Common Stock"), of the Company, subject to exercise at the price per share of Common Stock of Three Dollars and No Cents ($3.00), the price which the Company has determined as of the Effective Date is their fair market value, and vesting at the rate of 3,125 shares on the 15th day of each of the first twenty four (24) calendar months occurring after the Effective Date, provided in each ease you are employed by the Company on such 15th day, and on such other terms and conditions as are contained in the Company' s 1991 Stock Plan and in the Stock Option Agreement attached hereto as Exhibit A (the "Option Agreement").
                                      ---------

             (b) In connection with your  employment by the Company, the Company agrees to amend the options previously granted to you under the Company's 1991 Stock Plan, and the stock option agreements executed in connection therewith (the "Outstanding Options"), so that (i) the periods of exercise of the Outstanding Options are extended in the event of termination of your employment for any reason during the Employment Term whether by the Company or yourself so that such options may be exercised within twenty four (24) months after the date on which your employment terminates, but may not be exercised thereafter, (ii) the number of shares of Common Stock (subject to adjustment as provided in the Stock Option Plan) which may be exercisable under the Outstanding Options on the Effective Date shall be the greater of (x) the aggregate amount that is or would be exercisable under the Outstanding Options on the second anniversary of the respective effective dates of the grants of the Outstanding Options, notwithstanding that your employment under the Employment Agreement (as in effect immediately prior to the Effective Date) may not have continued until such anniversary, and (y) the aggregate amount that would be exercisable under the Outstanding Options on the anniversary of the respective effective dates of the grants of the Outstanding Options next occurring after the Effective Date if your employment under the Employment Agreement (as in effect immediately prior to the Effective Date) had continued until such anniversary, (iii) the number of shares of Common Stock (subject to adjustment as provided in the Stock Option Plan) which may be exercisable under the Outstanding Options and is not exercisable on the Effective Date in accordance with clause (ii) shall vest on the 15th day of each calendar month occurring after the Effective Date, provided in each case you are employed by the Company on such 15th day, at the greater of (A) the rate of one twenty-fourth (1/24th) of such unvested shares under any Outstanding Option and (B) the rate determined by a fraction, the numerator of which is one and the denominator of which is the number of full months remaining between the applicable anniversary for vesting set forth in clause (ii) and the date on which an Outstanding Option would otherwise be fully exercisable, and (iv), notwithstanding the foregoing, the Outstanding Options are fully exercisable in the event of a "Change of Control" (as defined in the Option Agreement) while you are employed by the Company, commencing as of immediately prior to the consummation of a Change of Control (but subject to the consummation of such Change of Control), and in the event of a Change of Control as a result of a tender offer, the Outstanding Options are fully exercisable in a timely manner such that you may participate in such tender offer at any stage, and on such other terms and conditions as are contained in the Company's 1991 Stock Plan and in the Outstanding Options.

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             9.     Benefits. In connection with your employment  hereunder, you
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         will be entitled during the Employment Term to the following additional benefits:

              (a) At the Company' s expense, such fringe benefits as the Company may provide from time to time for its senior management, but in any event providing you with benefits which are at least equivalent to those set forth on Schedule A attached hereto.

              (b) The Company shall furnish you with such equipment and services as shall be reasonably suitable to and appropriate for the performance of your duties from your residences as set forth herein, but in no event less than those which have been heretofore provided to you in connection with your duties under the Employment Agreement.

             10. Termination upon  Death or Disability.  Your employment by  the
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         Company shall terminate  upon your death, or if, by virtue of total and permanent disability, you are unable to perform your duties hereunder.

             The determination that, by virtue of total and permanent disability, you are unable to perform your duties hereunder shall be made by a physician chosen by the Company and reasonably satisfactory to you (or your legal representative). The cost of such examination shall be borne by the Company. Without limiting the generality of the foregoing, unless otherwise agreed, you shall be conclusively presumed to be totally and permanently disabled hereunder if for reasons involving mental or physical illness or physical injury you fail to perform your duties hereunder for a period of one hundred twenty (120) consecutive calendar days or for any periods aggregating one hundred twenty (120) days or more in any twelve (12) consecutive month period.

             For purposes of this Paragraph 10, the Termination Date in the event of death shall be the date of death and in the event of such total and permanent disability shall be the earlier of the date of such physician's examination pursuant to which such determination is made or the first business day after which either such 120-day has expired.

             In the event of such a termination of employment as a result of your death or total and permanent disability, the Company shall have no further obligations hereunder except as provided in Paragraph 15 and 16 hereof and except as provided below in this Paragraph 10:

              (a) In the event of death or total and permanent disability, the Company shall pay to you or your estate, as the case may be, an amount equal to $240,000 less the amount of Annual Base Salary previously paid to you under this Agreement, in twelve equal monthly installments following the Termination Date if such Termination Date occurs within twelve months after the Effective Date, and if such Date occurs later but within twenty four months after the Effective Date (the "Initial Employment Term"), in a number of equal installments equal to the number of months remaining in the Initial Employment Term.

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             11. Termination by the Executive. Your employment may be terminated
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         by you, by giving a Notice of Termination at any time by written notice of at least one (1) month to the Company, which time period may be waived by the Company in its discretion.

             The Termination Date in the event of a termination (i) pursuant to subparagraph (a) immediately above shall be the date set forth in the Notice of Termination, except as the Company and you may otherwise agree to a shorter period of time during which your services hereunder shall be required, and in such event, the date as of which it is agreed such services shall end.

             12.        Termination  by  the  Company.  Your employment  may  be
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         terminated at any time  by the Company  (a) with Cause  by a Notice  of
         Termination to you, effective immediately unless otherwise stated in such notice, which date shall be the Termination Date therefor, (b) without Cause at any time, by a Notice of Termination to you, effective thirty (30) days after the date given, except as you and the Company
         may  otherwise  agree,  which  date  of  effectiveness   shall  be  the
         Termination Date therefor, or (c) for total and permanent disability in accordance with Paragraph 10.

             For purposes of this Agreement, the Company shall have "Cause" to terminate your employment hereunder upon (i) the willful and continued failure by you to substantially perform your duties hereunder (other than any such failure resulting from your incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination by you for Good Reason) after demand for substantial performance is delivered by the Company to you that specifically identifies the manner in which the Company believes you have not substantially performed your duties, (ii) the willful engaging by you in misconduct which is materially injurious to the Company, monetarily or otherwise, or (iii) the willful violation by you of the provisions of Paragraph 17 ("Unauthorized Disclosure"), provided that such violation results in material injury to the Company. For purposes of this paragraph, no act, or failure to act, on your part shall be considered "willful" unless done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in the best interest of the Company. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause
                                       ------
         unless (1) reasonable notice to you setting forth the reasons for the Company's intention to terminate for Cause, (2) an opportunity for you, together with your counsel, to be heard before the Board, and (3) delivery to you of a Notice of Termination from the Board finding that in the good faith opinion of a majority of the Board you were guilty of conduct set forth above in clause (I), (ii) or (iii) hereof, and specifying the particulars thereof in detail.

             13. Notice  of Termination. Any  termination of your  employment by
                 ----------------------
         the Company or by you (other than as a result of death) shall be communicated by written Notice of Termination to the other party hereto in accordance with Paragraph 21. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for the termination under the provision so indicated.

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          14.    Payments of Compensation Upon Termination for other than Death
                 --------------------------------------------------------------
                                      or Disability.
                                      -------------

             (a) In the event your employment hereunder is terminated by you for any reason, or by the Company during the Initial Employment Term other than for either Cause or total and permanent disability, you shall be entitled to monthly payments equal to the greater of (i) one twelfth of the remainder of $240,000 less the amount of Annual Base Salary previously paid to you under this Agreement and (ii) the amount determined by multiplying such remainder by a fraction, the numerator of which is one and the denominator of which is the number of months remaining in the Initial Employment Term, for the period commencing on the Termination Date and continuing for twelve (12) months from the Termination Date if the immediately preceding clause (i) is applicable, or for the number of months remaining in the Initial Employment Term if clause (ii) is applicable.

             (b) In the event the Company shall terminate your employment for Cause, then you shall be entitled as of the Termination Date to no compensation under this Agreement, except as provided in Paragraph 16.

             15.  Continuation  of Benefits.  In  addition,  in the  event  your
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         employment hereunder is  terminated at  the expiration  of the  Initial
         Employment Term or, if earlier, (a) by you for any reason, or (b) by the Company without Cause or (c) as a result of total and permanent disability in accordance with Paragraph 10, then you shall continue to be entitled to the benefits to which you were entitled as of immediately preceding the expiration of the Initial Employment Term, or the applicable Termination Date, as the case may be, pursuant to Paragraph 9(a) hereof at the Company's expense for a period of one (1) year after the Initial Employment Term or the Termination Date, as the case may be, except as otherwise required by law.

             16. Accrued Compensation.  In the event of any  termination of your
                 --------------------
         employment for any reason, you (or your estate) shall be paid such portion of your Annual Base Salary and bonuses as has accrued (including, without limitation, as provided below) by virtue of your employment during the period prior to termination and has not yet been paid, together with any amounts for expense reimbursement and similar items which have been properly incurred in accordance with the provisions hereof prior to termination and have not yet been paid. Such amounts shall be paid within ten (10) days of the Termination Date. The amount due to you (or your estate) under this Paragraph 16 in payment of any bonus shall be a proportionate amount of the bonus that would otherwise have been due to you as if such termination had not occurred.

             17.      Confidentiality Agreement.  The Confidentiality  Agreement
                      -------------------------
         dated January 28, 1991, between you and the Company (the "Confidentiality Agreement") shall remain in full force and effect as provided therein.

             18. Key Man Insurance. You  agree to make such disclosures
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         regarding your personal health,  engage in a physical examination conducted by a physician reasonably satisfactory to you,

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         and execute such documents,  as may be reasonably required so  that the
         Company can obtain and maintain in effect during the term of this agreement a policy of insurance payable to the Company in the event of your death of at least $2,000,000, provided that the Company' s failure to obtain or maintain in effect any such policy shall not otherwise affect its or your obligations and benefits under this agreement.

             19.  Parties. This  Agreement is personal  and shall  in no  way be
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         subject  to  assignment by  you  except  as contemplated  hereby.  This
         Agreement shall be binding upon and shall inure to the benefit of the Company and its successors and assigns either by merger, operation of law, consolidation, assignment, purchase or otherwise of a controlling interest in the business of the Company and shall be binding upon and
         shall   inure   to  the   benefit  of   you,  your   heirs,  executors,
         administrators,  personal  and   legal  representatives,  distributees,
         devisees, legatees, successors and permitted assigns. If you should die while any amounts would still be payable to you hereunder if you had continued to live (other than amounts to which you would be entitled by reason of continued employment), all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisees, legatees or other designees or, if there be no such designee, to your estate. The Company agrees that a successor in interest by merger, operation of law, consolidation, assignment, purchase or otherwise of a controlling interest in the business of the Company will be informed prior to such event of the existence of this Agreement. The Company will require any successor (whether direct or
         indirect,  by  purchase,  merger,   operation  of  law,  consolidation,
         assignment or otherwise of a controlling interest in the business, stock or other assets of the Company) to assume expressly and agree to perform this Agreement. As used in this Agreement, "the Company" shall
         mean  the  Company  as  hereinbefore   defined  and  any  successor  as
         aforesaid.

             20. Invalidity. We intend this Agreement to be enforced as written.
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         However, if any term or provision of this Agreement shall to any extent be declared illegal or unenforceable by a duly authorized court of competent jurisdiction, then the remainder of this Agreement, or the application of such term or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby, each term and provision of this Agreement shall be valid and be enforceable to the fullest extent permitted by law and the illegal or unenforceable term or provision shall be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

             21. Notices. All  notices and communications required  or permitted
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         to be  given hereunder shall  be duly given  by delivering the  same in hand or by depositing such notice or communication in the mall, sent by
         certified  or  registered  mail,   return  receipt  requested,  postage
         prepaid, or by delivery by overnight courier, with a receipt obtained therefor, as follows:

           If sent to the Company:  Sparta Pharmaceuticals, Inc.
                                    P.O. Box 13288
                                    Research Triangle Park, NC 27709

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          If sent to you:   3308 Landor Road
                            Raleigh, NC 27609

         or such other address as either party furnishes to the other by like notice, provided, however, that any notice of a change of address shall be effective only upon receipt.

             22. Entire Agreement.  This Agreement together with Schedule A, the
                 ----------------
         Employment Agreement, the Subscription Agreement executed pursuant to the Employment Agreement, the Option Agreement, the Outstanding Options, any amendments to the Option Agreement and the Outstanding Options that may be executed to implement outstanding resolutions of the Board of Directors and the Confidentiality Agreement constitute the entire agreement and understanding between us in relation to the subject matter hereof and there are no promises, representations, conditions, provisions or terms related thereto other than those set forth or referred to in this Agreement and the exhibits hereto. This Agreement supersedes as provided herein all previous understandings, agreements and representations between the Company and you regarding your employment by the Company, written or oral.

             23. Headings.  All captions in  this Agreement are  intended solely
                 --------
         for the convenience of the parties, and none shall be deemed to affect the meaning or construction of any provision hereof.

             24. Waiver. No failure of the Company  or you to exercise any power
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         reserved to it or  you, respectively, by this  Agreement, or to  insist upon strict compliance by you or the Company, respectively, with any obligation or condition hereunder, and no custom or practice of the parties at variance with the terms hereof, shall constitute a waiver of the Company's or your right, as the case may be, to demand exact compliance with any of the terms hereof. Waiver by either party of any particular default by the other party hereto shall not affect or impair the waiving party's rights with respect to any subsequent default of the same, similar or different nature, nor shall any delay, forbearance or omission of either party to exercise any power or right arising out of any breach or default by the other party of any of the terms, provisions or covenants hereof, affect or impair our or your right to exercise the same, nor shall such constitute a waiver by the Company or you, as the case may be, of any right hereunder, or the right to declare any subsequent breach or default and to terminate this Agreement prior to the expiration of its term.

             25. Affiliate. As used herein, the term "Affiliate" shall be deemed
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         to   include  any  corporation,   joint  venture,  or   other  business
         enterprise, whether incorporated or unincorporated, which the Company directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with.

             26. Subsidiaries.  As used  herein, the  term "Subsidiaries"  shall
                 ------------
         mean all corporations a majority of the capital stock of which entitling the holder thereof to vote is owned by the Company or a Subsidiary.

                                         8


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             27. Governing Law.  This Agreement shall be construed  under and be governed in all respects by the law of the State of North Carolina.

             28. Excise  Tax. In  the event you  are subject  to any  excise tax
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         ("Excise  Tax")  on your  compensation by  the  Company or  any  of its
         Affiliates (including but not limited to excise taxes imposed under Section 4999 of the Internal Revenue Code), the Company agrees that it will then "gross-up" your compensation by making an additional payment to you in an amount which, after reduction for any income or excise taxes payable as a result of receiving such additional payment, is equal to the Excise Tax.

             29. Mitigation. You shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor, shall the amount of any payment provided for herein be reduced by any compensation earned by you as the result of employment by another employer or by retirement benefits after the Termination Date or otherwise.

             30. Amendment. No amendment or modification to this Agreement shall be effective unless in writing and signed by both parties hereto.

             31. Counterparts. This  Agreement may be executed in  any number of
                 ------------
         counterparts, each executed counterpart constituting an original and such counterparts together constituting one agreement.

             If you agree with the terms of your employment as set forth in this Agreement, please execute the duplicate copy hereof in the space provided below.

                                            SPARTA PHARMACEUTICALS, INC,


                                            By: /s/ Lindsay A. Rosenwald, M.D.
                                                ------------------------------
                                                Lindsay A. Rosenwald, M.D.
                                                Director

         ACCEPTED AND AGREED


         /s/ William M. Sullivan
         -----------------------
         William M. Sullivan

                                   SCHEDULE A
                                   ----------

                                    BENEFITS
                                    --------

             1. Life Insurance Policy payable to beneficiaries designated by you in the amount of at least $1,000,000.

             2. Participation in medical and dental health care benefit plans, of a type similar to the plans in which you are currently enrolled by the Company.

             3. Non-resident membership in the Sky Club, 200 Park Avenue, New York, NY.

                                            EXHIBIT A

                                                      Employee Copy ________
                                                      Company Copy  ________
                                                      Option Number ________

                      SPARTA PHARMACEUTICALS INC.
                      --------------------------

                    NONQUALIFIED STOCK OPTION AGREEMENT


             AGREEMENT made as of the 15th day of March, 1996, between Sparta Pharmaceuticals, Inc. (the "Company"), a Delaware corporation having a principal place of business in Research Triangle Park, North Carolina, and William M. Sullivan of Raleigh, North Carolina, an employee of the Company (sometimes referred to below as the "Employee" and as the "Optionee").

             WHEREAS, the Company desires to grant to the Employee an Option to purchase shares of its common stock, $.001 par value (the "Shares") under and for the purposes of the 1991 Stock Plan of the Company (the "Plan");

             WHEREAS, the Company and the Employee understand and agree that any terms used and not defined herein have the same meanings as in the Plan;

             WHEREAS, the Company and the Employee each intend and understand that the Option granted herein is not an Incentive Stock Option.

             NOW,   THEREFORE,  in   consideration  of   the  mutual   covenants
         hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

              1.     GRANT OF OPTION
                     ---------------

             The Company hereby irrevocably grants to the Employee, as of the date first set forth above (the "Effective Date"), the right and option to purchase all or any part of an aggregate of Seventy Five Thousand (75,000) Shares on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference. The number of Shares is subject to adjustment, as provided in the Plan, in the event of a stock split, reverse stock split or other events affecting the holders of Shares after the date hereof. Determinations made in connection with this Option pursuant to the Plan shall be governed by the Plan as it exists on this date. The Employee acknowledges receipt of a copy of the Plan.

             This Option is in addition to any other options heretofore or hereafter granted to the Employee by the Company, but a duplicate original of this instrument shall not effect the grant of another option.

              2.     PURCHASE PRICE
                     --------------

             The purchase price of the Shares covered by the Option shall be at a price per Share of Three Dollars and No Cents ($3.00), subject to adjustment, as provided in the Plan, in the event of a stock split, a reverse stock split or other events affecting the holders of Shares.

              Payment may be by cash or certified check.


              3.     EXERCISE OF OPTION
                     ------------------

             If the Employee has continued to be employed by the Company on the 15th day of a calendar month occurring after the Effective Date, the Employee may exercise the Option for up to a number of Shares (subject to adjustment as provided in the Plan) equal to the amount determined by multiplying 3,125 by the number of monthly periods during which the Employee shall have been employed occurring after the Effective Date and expiring immediately prior to such 15th day. The foregoing rights are cumulative and subject to the other terms and conditions of this Agreement and the Plan, including, without limitation, the term of the Option and the provisions affecting the Employee's ability to exercise the Option after termination of the employment.

              4. TERM OF OPTION
                 --------------

             The Option shall terminate ten (10) years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan.

               a.   Termination of Employment (Other than for Death or
                    --------------------------------------------------
         Disability)
         -----------

             If the Employee's employment ceases (for any reason other than death or Disability), the Option may be exercised within twenty four
         (24) months after the date the Employee's employment ceases, or within the originally prescribed term of the Option, whichever is earlier, but may not be exercised thereafter.

             Notwithstanding the foregoing, in the event of the Employee's death within twenty four (24) months after the termination of such service, the Optionee's Survivors may exercise the Option within one (1) year after the date of the Employee's death, but in no event after the date of expiration of the term of the Option.

              b.     Termination of Employment as a Result of Disability or
                     ------------------------------------------------------
              Death
              -----

             In the event the Employee's service to the Company terminates by reason of Disability, as determined in accordance with the Plan, or death, the Option shall be exercisable only within one (1) year after the date of such Disability or death, as the case may be, or if earlier, the term originally prescribed by the Option. In such event, the Option shall be exercisable:

               (1) to the extent that the right to purchase the Shares hereunder has accrued on the date of Disability or death and is in effect as of such date; and

               (2)  and to the extent any such right would have accrued under
                    Section 3 had the Employee's employment not terminated by reason of Disability or death prior to the end of the current monthly accrual period.

              c.   Change of Status
                   ----------------

             "Employment" as used in this Agreement shall include service as a director, consultant to or as an employee of the Company or any of its Affiliates and a change of status from one such category to another shall not be treated as a termination of the "employment" hereunder.

              5.     METHOD OF EXERCISING OPTION
                     ---------------------------

             Subject to the terms and conditions of this Agreement, including, without limitation, Section 10 hereof, the Option may be exercised by written notice to the Company, at the principal executive office of the Company. Such notice shall state the election to exercise the Option and the number of Shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be in substantially the form attached hereto as Exhibit A. Such
                                                                 ---------
         notice shall be accompanied by payment of the full purchase price for such Shares in United States dollars, and the Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received, provided, however, that the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws). The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by Employee and if Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised, pursuant to Section 4 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

              6.    PARTIAL EXERCISE
                    ----------------

             Exercise of this Option to the extent above stated may be made in part at any time and from time to time within the above limits, except that no fractional Share shall be issued pursuant to this Option.

              7.     NON-ASSIGNABILITY
                     -----------------

             The Option shall not be transferable by the Employee otherwise than by will or by the laws of descent and distribution and shall be exercisable, during the Employee's lifetime, only by the Employee. Except as provided in the preceding sentence, the Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any tights granted hereunder contrary to the provisions of this Section 7, or the levy of any attachment or similar process upon the Option or such rights, shall be null and void.

              8.     NO RIGHTS AS STOCKHOLDER UNTIL, EXERCISE
                     ----------------------------------------

             The Employee shall have no rights as a stockholder with respect to Shares subject to this Agreement until a stock certificate therefor has been issued to the Employee and is fully paid for. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date such stock certificate is issued.

              9.     CAPITAL CHANGES AND BUSINESS SUCCESSIONS
                     ----------------------------------------

             The Plan contains provisions covering the treatment of Options in a number of contingencies such as stock splits and mergers and sales of the Company. Provisions in the Plan for adjustment with respect to stock subject to Options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

             Notwithstanding the foregoing provisions of this Section 9, in the event of a "Change of Control" (as defined below) while the Optionee is an employee of the Company, the Optionee shall be entitled to exercise this Option, commencing as of immediately prior to the consummation of such Change of Control (but subject to the consummation of such Change of Control) and in the event of a Change of Control as a result of a tender offer, this Option shall become fully exercisable in a timely manner such that the Optionee may participate in such tender offer at any stage, for all of the Shares then remaining subject to purchase under such Option whether or not the right to purchase such Shares shall have become vested and become exercisable.

              A "Change of Control" shall be deemed to have occurred upon the occurrence of any of


                                          ~~  -4-
         the following:

             (i) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company;

             (ii) individuals who, as of March 15, 1996, constitute the entire Board of Directors of the Company (the "Incumbent Directors") cease for any reason to constitute at least 50% of the Board of Directors (hereinafter referred to as a "Board Change"), provided that any individual becoming a director subsequent to March 15, 1996 whose election or nomination for election was approved by a vote of at least a majority of the then Incumbent Directors shall be, for purposes of provision, considered as though such individual were an Incumbent Director; or

             (iii) any consolidation or merger of the Company (including, without limitation, a triangular merger) where the shareholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own, directly or indirectly, Shares representing in the aggregate more than 50% of the combined voting power of all the outstanding securities of the Company issuing cash or securities in the consolidation or merger (or of its ultimate parent Company, if any); or

             (iv) any "person," as such term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (or any successor provision) (the "Exchange Act") (other than the Company, any employee benefit plan of the Company or any entity organized, appointed or established by the Company for or pursuant to the terms of any such plan), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Exchange Act or any successor provision) of such person, shall become the "beneficial owner" or "beneficial owners" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act or any successor provision), directly or indirectly, of securities of the Company representing in the aggregate thirty percent (30%) or more of either (a) the then outstanding shares of Common Stock of the Company or (b) the combined voting power of all then outstanding securities of the Company having the right under ordinary circumstances to vote in an election of the Board of Directors of the Company ("Voting Securities") (hereafter referred to as an "Acquisition"); provided, that, notwithstanding the foregoing, an Acquisition shall not be deemed to have occurred for purposes of this clause (iv) (1) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Common Stock or other Voting Securities outstanding, increases (x) the proportionate number of shares of Common Stock beneficially owned by any person to thirty percent (30%) or more of the Common Stock then outstanding or
         (y) the proportionate voting power represented by the Voting Securities beneficially owned by any person to thirty percent (30%) or more of the combined voting power of all then outstanding Voting Securities or (2) solely as the result of an acquisition of securities from the Company; except that if any person referred to in clause (1)(x) or (1)(y) of this sentence or to which clause (2) of this sentence is applicable shall thereafter become the beneficial owner of any additional shares of Common Stock or other Voting Securities (other than pursuant to a stock split, stock dividend or similar transaction or a transaction to which clause (2) applies), then an Acquisition shall be deemed to have occurred for purposes of this clause (iv).

              10.    TAXES AND WITHHOLDING
                     ---------------------

             The Employee acknowledges that any income or other taxes due from him or her with respect to this Option or the Shares issuable pursuant to this Option shall be the Employee's responsibility.

             In the event of the exercise of this Option, the Company may withhold from the Employee's fees, if any, or other remuneration, or as a condition of the exercise hereof, may require the Employee to pay, additional federal, state, and local income tax withholding and if applicable at such time, employee contributions to employment taxes, in respect of the amount that is considered compensation includable in such person's gross income.

              11.    PURCHASE FOR INVESTMENT
                     -----------------------

             Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

              (a) The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing the Shares issued pursuant to such exercise:

                        "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a registration statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws."

              (b) If the Company so requires, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action  or obtaining of  any consent which  the Company deems
                   necessary  under  any   applicable  law  (including   without
                   limitation state securities or "blue sky" laws).

              12.    NO OBLIGATION TO RETAIN
                     -----------------------

             Neither the Company nor any subsidiary is by the Plan or this Agreement obligated to continue the Employee as an employee to the Company or any subsidiary or in any other capacity.

              13.    OPTION IS NOT AN INCENTIVE STOCK OPTION
                     ---------------------------------------

             The parties each intend and understand that the Option is not an incentive stock option. Employee should consult with Employee's own tax advisors regarding the tax effects of the Option.

              14.    CONSULTATION WITH TAX ADVISOR
                     -----------------------------

             Employee should consult with Employee's own tax advisors regarding the tax effects of the Option and the consequences of the nonqualified status of the Option.

              15.    NOTICES
                     -------

             Any notices required or permitted by the terms of this Agreement or the Plan shall be given when delivered in person or by registered or certified mail, return receipt requested, addressed as follows:

                        To the Company:

                             Sparta Pharmaceuticals, Inc.
                             P.O. Box 13288
                             Research Triangle Park, NC 27709
                             Attn: President

                        To the Employee:

                             3308 Landor Road
                             Raleigh, NC 27609

         or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given when received in accordance with the foregoing provisions.

              16.    GOVERNING LAW
                     -------------

             This Agreement shall be construed and enforced in accordance with the law of the State of Delaware.

              17.    BENEFIT OF AGREEMENT
                             ---

             Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

              18.    ENTIRE AGREEMENT
                     ----------------

             This Agreement, together with the Plan, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement, provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

              19. MODIFICATIONS AND AMENDMENTS
                  ----------------------------

             The terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto.

              20. WAIVERS AND CONSENTS
                  --------------------

             The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

              21.    HEADINGS AND CAPTIONS
                     ---------------------

             The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect the meaning or construction of, any of the terms or provisions hereof.

              22.    SURVIVAL
                     --------

             The expiration or other termination of the Option granted to the Employee shall neither affect nor alter the Employee' s obligations under Sections 10 and 11 hereof.

             IN WITNESS WHEREOF, the Company has caused this Nonqualified Stock Option Agreement to be executed by a duly authorized officer, and the Employee has hereunto set his or her hand, all as of the day and year first above written.

                                  SPARTA PHARMACEUTICALS, INC.


                                  By /s/ Carline Campbell
                                     --------------------------
                                      Controller & Treasurer


                                      /s/ William M. Sullivan
                                     --------------------------
                                         William M. Sullivan

                                                               EXHIBIT A
                                                               ---------

             NOTICE OF EXERCISE OF NONQUALIFIED STOCK OPTION

         To: Sparta Pharmaceuticals, Inc.


         Ladies and Gentlemen:

             I hereby exercise my Nonqualified Option to purchase _______ shares (the "Shares") of the common stock, $.001 par value, of Sparta Pharmaceuticals, Inc. (the "Company"), at the exercise price of $___ per share, pursuant to and subject to the terms of that certain Nonqualified Stock Option Agreement between the undersigned and the Company dated as of March 15, 1996.

             I am aware that the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act") or any state securities laws. I understand that the reliance by the Company on exemptions under the 1933 Act is predicated in part upon the truth and accuracy of the statements by me in this Notice of Exercise.

             I hereby represent and warrant that (1) I have been furnished with all information which I deem necessary to evaluate the merits and risks of the purchase of the Shares; (2) I have had the opportunity to ask questions concerning the Shares and the Company and all questions posed have been answered to my satisfaction; (3) I have been given the opportunity to obtain any additional information I deem necessary to verify the accuracy of any information obtained concerning the Shares and the Company; and (4) I have such knowledge and experience in financial and business matters that I am able to evaluate the merits and risks of purchasing the Shares and to make an informed investment decision relating thereto.

             I hereby represent and warrant that I am purchasing the Shares for my own personal account for investment and not with a view to the sale or distribution of all or any part of the Shares.

             I understand that because the Shares have not been registered under the 1933 Act, I must continue to bear the economic risk of the investment for an indefinite time and the Shares cannot be sold unless the Shares are subsequently registered under applicable federal and state securities laws or an exemption from such registration requirements is available.

             I agree that I will in no event sell or distribute or otherwise dispose of all or any part of the Shares unless (1) there is an effective registration statement under the 1933 Act and applicable state securities laws covering any such transaction involving the Shares or (2) the Company receives an opinion of my legal counsel (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.

             I consent to the placing of a legend on my certificate for the Shares stating that the Shares have not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Shares until the Shares may be legally resold or distributed without restriction.

             I understand that at the present time Rule 144 of the Securities and Exchange Commission (the "SEC") may not be relied on for the resale or distribution of the Shares by me. I understand that the Company has no obligation to me to register the Shares with the SEC and has not represented to me that it will register the Shares.

             I am aware that it is my responsibility to have consulted with competent tax and legal advisors about the relevant national, state and local income tax and securities laws affecting the exercise of the Option and the purchase and subsequent sale of the Shares.

             My check payable to the order of the Company in the amount of $____ is enclosed in payment of 100% of the option exercise price for the Shares.

             I acknowledge that the Company is authorized to withhold from my wages, if any, or other remuneration, or may require me, as a condition of the exercise of the Option, to pay, additional federal, state and local income tax withholding and if applicable, employee contributions to employment taxes in respect of the amount that is considered compensation includable in my gross income.

             Please issue the stock certificate for the Shares (check one):

                   ____ to me

                   ____ to me and ____________ as joint tenants with right of survivorship and mail the certificate to me at the following address:


         ----------------------------

         ----------------------------

             My mailing address, if different from the address listed above, for shareholder communications is:


         ----------------------------

         ----------------------------


                                  Very truly yours,


                                  -------------------
                                  Employee (signature)


                                  -------------------------------
                                  Print Name


                                  Date
                                  -------------------------------


                                  -------------------------------
                                  Social Security Number